SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 29, 1999

                          Metropolis Realty Trust, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Maryland                      0-218491                              13-3910684
--------------------------------------------------------------------------------
(State or Other             (Commission                       (I.R.S. Employer
Jurisdiction of            File Number)                         Identification
Incorporation)                                                            No.)





         c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor,
                            New York, New York 10016
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)(Zip Code)



       (Registrant's Telephone Number, Including Area Code) (212) 655-0220


--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  Other Events.

         Metropolis Realty Trust, Inc. ("Registrant"), is filing this Current Report on Form 8-K in connection with the filing of a press release on November 29, 1999.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit    Description
-------    -----------
99.1       Press Release, dated November 29, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     METROPOLIS REALTY TRUST, INC.
                                                   (Registrant)


Date: November 30, 1999
                                     By: /s/ Lee S. Neibart
                                         --------------------------------------
                                         Name:    Lee S. Neibart
                                         Title:   President and Director


Date: November 30, 1999              By: /s/ Stuart Koenig
                                         --------------------------------------
                                         Name:    Stuart Koenig
                                         Title:   Vice President and Treasurer

EXHIBIT INDEX


Exhibit    Description
-------    -----------
99.1       Press Release, dated November 29, 1999.

                                  Exhibit 99.1
                                  ------------

FOR IMMEDIATE RELEASE
---------------------

                                         Contact:  Mr. John Klopp
                                                   605 Third Avenue
                                                   28th Floor
                                                   New York, NY 10158
                                                   (212) 655-0220


                     METROPOLIS REALTY TRUST, INC. ANNOUNCES
                  SALE OF 237 PARK AVENUE AND SPECIAL DIVIDEND


New York, New York (November 29, 1999) -- METROPOLIS REALTY TRUST, INC. announced today that it has completed the sale of all of its interests in 237 Park Avenue to 237 Park Investors, LLC. Metropolis continues to own another New York City office building, 1290 Avenue of the Americas. Metropolis also announced that its Board of Directors has declared a special dividend of $15.00 per share payable on December 10, 1999 to stockholders of record on December 9, 1999.

METROPOLIS is a Maryland corporation that qualifies as a real estate investment trust for tax purposes.



                                      * * *



Note: Statements in this press release which are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results.